COLUMBUS FUNDS, INC.

                           COLUMBUS LOW DURATION FUND
                           COLUMBUS INTERMEDIATE FUND
                               COLUMBUS CORE FUND
                             COLUMBUS CORE PLUS FUND
                       COLUMBUS CORPORATE OPPORTUNITY FUND

                              PROSPECTUS SUPPLEMENT
                             DATED NOVEMBER 24, 2004

FUNDS AVAILABLE

Effective November 30, 2004, in addition to the Columbus Corporate Opportunity Fund, the Company will be offering shares of two additional series, the Columbus Core Fund and Columbus Core Plus Fund, to investors. Shares of the Columbus Low Duration Fund and Columbus Intermediate Fund are not currently being offered.

EXPENSE CAPS REDUCED FOR COLUMBUS CORE FUND AND COLUMBUS CORE PLUS FUND

Effective November 30, 2004, the Expense Caps for the Columbus Core Fund and Columbus Core Plus Fund will be reduced from 0.39% to 0.20% until January 31, 2006.

NEW COMPANY PRESIDENT AND CHAIRMAN OF THE BOARD

Michael G. Dow has resigned his positions as President, Chairman of the Board and Director of the Columbus Funds, Inc. (the "Company"). On September 29, 2004, Mark M. Egan, an interested Director, was elected as President of the Company and Michael D. Schoen, a disinterested Director, was elected as Chairman of the Board.